Quarterly Holdings Report
for
Fidelity® Cloud Computing ETF
September 30, 2025
CCE-NPRT1-1125
1.9903833.103
Common Stocks - 99.7%
	Shares	Value ($)
CHINA - 2.8%
Information Technology - 2.8%
IT Services - 1.1%
Kingsoft Cloud Holdings Ltd (a)(b)	926,000	977,129
Software - 1.7%
Kingdee International Software Group Co Ltd (b)	641,500	1,444,538
TOTAL CHINA		2,421,667
GERMANY - 1.0%
Information Technology - 1.0%
IT Services - 1.0%
IONOS Group SE (b)	20,580	961,215
ISRAEL - 1.8%
Information Technology - 1.8%
Software - 1.8%
Nice Ltd (b)	10,666	1,575,604
TAIWAN - 2.1%
Information Technology - 2.1%
Electronic Equipment, Instruments & Components - 2.1%
Hon Hai Precision Industry Co Ltd	254,000	1,800,118
UNITED STATES - 92.0%
Communication Services - 1.1%
Interactive Media & Services - 1.1%
ZoomInfo Technologies Inc (b)	92,311	1,007,113
Consumer Discretionary - 1.8%
Broadline Retail - 1.8%
Amazon.com Inc (b)	7,130	1,565,534
Information Technology - 81.4%
IT Services - 9.5%
DigitalOcean Holdings Inc (b)	26,383	901,243
MongoDB Inc Class A (b)	7,013	2,176,695
Snowflake Inc (b)	15,634	3,526,249
Twilio Inc Class A (b)	17,601	1,761,684
		8,365,871
Software - 59.9%
Appian Corp Class A (b)	24,068	735,758
Atlassian Corp Class A (b)	13,768	2,198,750
Box Inc Class A (a)(b)	35,544	1,147,005
Braze Inc Class A (b)	30,039	854,309
Commvault Systems Inc (b)	7,941	1,499,102
Confluent Inc Class A (b)	65,477	1,296,445
Datadog Inc Class A (b)	20,803	2,962,347
Docusign Inc (b)	24,026	1,732,034
Dropbox Inc Class A (b)	42,596	1,286,825
Dynatrace Inc (b)	36,315	1,759,462
Elastic NV (b)	16,288	1,376,173
Five9 Inc (b)	32,153	778,103
Gitlab Inc Class A (b)	28,346	1,277,838
HubSpot Inc (b)	4,738	2,216,436
Informatica Inc Class A (b)	34,357	853,428
Intapp Inc (b)	20,129	823,276
JFrog Ltd (b)	23,884	1,130,430
LiveRamp Holdings Inc (b)	29,422	798,513
Microsoft Corp	7,443	3,855,102
Nutanix Inc Class A (b)	27,725	2,062,463
Onestream Inc Class A (a)(b)	38,515	709,830
Pegasystems Inc	21,709	1,248,268
RingCentral Inc Class A (a)(b)	29,795	844,390
Rubrik Inc Class A (b)	18,331	1,507,725
Salesforce Inc	15,494	3,672,078
Servicenow Inc (b)	4,208	3,872,538
Teradata Corp (b)	40,862	878,942
UiPath Inc Class A (b)	105,312	1,409,075
Verint Systems Inc (b)	34,711	702,897
Vertex Inc Class A (a)(b)	30,556	757,483
Workday Inc Class A (b)	12,741	3,067,141
Zeta Global Holdings Corp Class A (a)(b)	58,173	1,155,898
Zoom Communications Inc Class A (b)	25,337	2,090,303
		52,560,367
Technology Hardware, Storage & Peripherals - 12.0%
NetApp Inc	18,416	2,181,559
Pure Storage Inc Class A (b)	27,933	2,341,065
Sandisk Corp/DE	23,186	2,601,469
Seagate Technology Holdings PLC	14,446	3,410,123
		10,534,216
TOTAL INFORMATION TECHNOLOGY		71,460,454

Real Estate - 7.7%
Specialized REITs - 7.7%
Digital Realty Trust Inc	18,305	3,164,568
Equinix Inc	4,545	3,559,826
		6,724,394
TOTAL UNITED STATES		80,757,495
TOTAL COMMON STOCKS (Cost $81,016,840)		87,516,099

Money Market Funds - 4.5%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (d)	4.21	217,965	218,008
Fidelity Securities Lending Cash Central Fund (d)(e)	4.19	3,723,322	3,723,695
TOTAL MONEY MARKET FUNDS (Cost $3,941,703)			3,941,703

TOTAL INVESTMENT IN SECURITIES - 104.2% (Cost $84,958,543)	91,457,802
NET OTHER ASSETS (LIABILITIES) - (4.2)% (c)	(3,668,408)
NET ASSETS - 100.0%	87,789,394

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Contracts
CME E-Mini Nasdaq 100 Index Contracts (United States)	5	12/19/2025	249,018	4,877	4,877

The notional amount of futures purchased as a percentage of Net Assets is 0.3%

Legend

(a)	Security or a portion of the security is on loan at period end.
(b)	Non-income producing.
(c)	Includes $36,320 of cash collateral to cover margin requirements for futures contracts.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.
At period end, the value of non-cash collateral for securities on loan amounted to $532,918.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	185,591	1,005,418	973,001	2,244	-	-	218,008	217,965	0.0%
Fidelity Securities Lending Cash Central Fund	2,271,457	15,761,530	14,309,292	20,542	-	-	3,723,695	3,723,322	0.0%
Total	2,457,048	16,766,948	15,282,293	22,786	-	-	3,941,703

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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